Supplement to the
Strategic Advisers®
Short Duration Fund
July 30, 2012
Prospectus

At a meeting held on December 6, 2012, the Board of Trustees approved the appointment of T. Rowe Price Associates, Inc. (T. Rowe Price) as a new sub-adviser to the fund. Therefore, all references to the sub-advisers of the fund shall now refer to T. Rowe Price Associates, Inc. and Pyramis Global Advisors, LLC.

The following information supplements similar information under the heading "Principal Investment Risks" in the "Fund Summary" section on page 5.

  Multiple Sub-Adviser Risk. Separate investment decisions and the resulting purchase and sale activities of the fund's sub-advisers might adversely affect the fund's performance or lead to disadvantageous tax consequences.

The following information replaces the similar information under the heading "Investment Advisers" in the "Fund Summary" section on page 6.

Strategic Advisers is the fund's manager. Pyramis Global Advisors, LLC (Pyramis) and T. Rowe Price Associates, Inc. (T. Rowe Price) have been retained to serve as sub-advisers for the fund.

The following information supplements the similar information found under the heading "Portfolio Manager(s)" in the "Fund Summary" section on page 6.

Edward A. Wiese (portfolio manager) has managed T. Rowe Price's portion of the fund's assets since December 2012.

The following information supplements similar information under the heading "Principal Investment Risks" in the "Fund Basics" section on page 11.

Multiple Sub-Adviser Risk. Because each sub-adviser manages its allocated portion, if any, independently from another sub-adviser, it is possible that the sub-advisers' security selection processes may not complement one another. As a result, the fund's aggregate exposure to a particular industry or group of industries, or to a single issuer, could unintentionally be larger or smaller than intended. Because each sub-adviser directs the trading for its own portion, if any, of the fund, and does not aggregate its transactions with those of the other sub-advisers, the fund may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire fund.

The following information supplements existing information found in the "Fund Management" section on page 18.

ASD-12-01  December 28, 2012
1.955931.100

T. Rowe Price, at 100 East Pratt Street, Baltimore, Maryland 21202, has been retained to serve as a sub-adviser for the fund. As of September 30, 2012, T. Rowe Price had approximately $574.4 billion in assets under management. T. Rowe Price provides investment advisory services for the fund.

The following information supplements the biographical information found in the "Fund Management" section on page 18.

Edward (Ted) Wiese, CFA is a vice president of T. Rowe Price and a portfolio manager in the Fixed Income Division. Ted has served as the portfolio manager for T. Rowe Price portion of the fund's assets since December 2012. He is head of the stable value/cash management team and a member of the T. Rowe Price Fixed Income Steering Committee. Since joining T. Rowe Price in 1984, Ted's responsibilities have included managing multi-currency portfolios in London, managing the firm's taxable money market funds, and overseeing the development and management of synthetic investment contracts.

The following information replaces the third full paragraph found in the "Fund Management" section on page 19.

The basis for the Board of Trustees approving the management contract and sub-advisory agreement with Pyramis for the fund is available in the fund's annual report for the fiscal period ended May 31, 2012.

The basis for the Board of Trustees approving the sub-advisory agreement with T. Rowe Price for the fund will be included in the fund's annual report for the fiscal period ended May 31, 2013, when available.